SECURITIES AND EXCHANGE COMMISSION

               WASHINGTON, D.C.  20549

                         FORM 8-K

                        CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported)  August 29, 1994
                                                  ---------------

WEIRTON STEEL CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware                   1-10244                06-1075442
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(State or other           (Commission             (IRS Employer
jurisdiction of            File Number)         Identification No.)
incorporation)

400 Three Springs Drive, Weirton, WV                    26062
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  304-797-2000
                                                    --------------






Item 5. OTHER EVENTS

          In a letter dated August 29, 1994, F. James Rechin, a member of the Registrant's Board of Directors, resigned effective that date. The press release covering this resignation is attached as Exhibit 1.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIRTON STEEL CORPORATION

    /s/ William R. Kiefer
    William R. Kiefer
    September 13, 1994




Exhibit 1.

Weirton, WV--September 12, 1994--Weirton Steel Corporation (NYSE:
WS) announced today that a member of its Board of Directors, F.
James Rechin, has resigned effective August 29, 1994. Rechin, 70, was a charter member of the Board, having been named to the position during ESOP negotiations in 1983.

"With the completion of the modernization, the equity offering in place and the internal problems behind us, the Company's prospects are good," Rechin said. "This is an appropriate time in my life to resign and pursue other endeavors."

When he joined the Board, Rechin was group Vice President and General Manager of the Aircraft Components Group of TRW, Inc. operations under his direction required the application of high technology processing to heavy industrial manufacturing and included forging, casting and metallurgical activities.

He also had specialized in developing and managing significant programs of employee involvement in work decisions.